PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated December 21, 2016
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.  Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.  If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

This Supplement describes a new portfolio of Advanced Series Trust (“AST”).  In addition, effective on or about January 3, 2017, the AST Bond Portfolio 2016 will be closed and liquidated and, as a result, all references to the AST Bond Portfolio 2016 will be deleted from the Prospectus.

New AST Portfolio

AST Bond Portfolio 2028 (the “Portfolio”).  Effective on or about January 3, 2017, a variable investment option that invests in this Portfolio will be added to your Annuity.  Please note, however, that the investment option is not available for the allocation of Purchase Payments or for transfers – either incoming or outgoing.  This Portfolio is available only with certain optional living benefits.  The inside front cover of the Prospectus is hereby amended to include the name of this new Portfolio under “Investment Options”.

In conjunction with the changes described above, the table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 20281	0.48%	0.08%2	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%

1	The Portfolio will commence operations on or about January 3, 2017.
2	Estimate based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal period ending December 31, 2017.

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In the “Investment Options” section of the Prospectus, we add the following summary description for the Portfolio to the table below as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total Return is comprised of current income and capital appreciation.	PGIM Fixed Income

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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